UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2010

GlobalOptions Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33700	30-0342273
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

75 Rockefeller Plaza, 27th Floor
New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 445-6262

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On August 16, 2010, GlobalOptions Group, Inc., a Delaware corporation (the "Company") held a conference call to discuss the financial results of the Company for its second quarter ended June 30, 2010.  The Company also discussed the proposed sale by the Company and its wholly-owned subsidiary, GlobalOptions, Inc., of the Bode Technology Group, Inc. (“Bode”) to LSR Acquisition Corp., as well as potential distributions of proceeds from the sales of the Company’s business units.  A copy of the transcript of the call is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein.

Item 8.01.                                Other Events.

As described in Item 7.01. Regulation FD Disclosure, on August 16, 2010 the Company held a conference call to discuss the financial results of the Company for its second quarter ended June 30, 2010.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Transcript from second quarter earnings conference call held on August 16, 2010.

Additional Information and Where to Find It

In connection with such proposed sale of Bode, the Company will file a proxy statement with the SEC.  INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.  Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by the Company at the SEC’s website at www.sec.gov.  The proxy statement and such other documents may also be obtained for free from the Company by directing such request to the Company at 75 Rockefeller Plaza, 27th Floor, New York, New York 10019, Attention: Chief Financial Officer, or by telephone at (212) 445-6262.

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed transaction.  Certain executive officers and directors of the Company have interests in the transaction that may differ from the interests of stockholders generally, including without limitation acceleration of vesting of stock options, restricted stock and restricted stock units, and other benefits conferred under employment agreements.  These interests will be described in the proxy statement when it becomes available.  Information concerning the interests of the Company’s participants in the solicitation is set forth in the Company’s proxy statements and Annual Reports on Form 10-K, previously filed with the SEC, and in the proxy statement relating to the transaction when it becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2010	GLOBALOPTIONS GROUP, INC.

By:	/s/ Jeffrey O. Nyweide
Name: Jeffrey O. Nyweide
Title: Chief Financial Officer and Executive Vice President